EXHIBIT 4.02
                                                                    ------------

                           SEE RESTRICTIONS ON REVERSE

NO.  XX                                                              XXXX SHARES


                                 DSL.net, Inc.
                      Series Y Convertible Preferred Stock
                                $0.001 Par Value



This Certifies That                   -SPECIMEN-                 is the owner of
                    ____________________________________________

-XXXX-                                            Shares of the Capital Stock of
_________________________________________________

                                 DSL.net, Inc.

transferable only on the books of the Corporation by the holder hereof in person by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this __________ day of _______________ A.D. _______

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION UNDER SUCH LAWS, TOGETHER WITH, IN CERTAIN CASES, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE COMPANY UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AGREEMENTS AS SET FORTH IN A STOCKHOLDERS AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE REGISTERED OWNER OF THIS CERTIFICATE, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE SECRETARY OF THE COMPANY.






For Value Received ______ hereby sell, assign and transfer unto ________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________Attorney

to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.

Dated ____________________________________

             In presence of

_______________________________________________________________________________